ASSETMARK FUNDS SUPPLEMENT TO THE PROSPECTUS DATED JULY 31, 2008

The date of this Supplement is October 7, 2008

     Rainier Investment Management, Inc. was approved by the Board of Trustees on September 8, 2008 to serve as a sub-advisor for the AssetMark Large Cap Growth Fund, replacing TCW Investment Management Company.

     The section regarding TCW Investment Management Company on pages 42 and 43 of the Prospectus is deleted and replaced with the following:

Rainier Investment Management, Inc. (“Rainier”), 601 Union St., Suite 2801, Seattle, Washington 98101, was approved by the Board of Trustees on September 8, 2008 to serve as a sub-advisor for the Large Cap Growth Fund. Rainier began managing its allocated portion of the Large Cap Growth Fund’s portfolio on October 1, 2008. Rainier is an independent, employee-owned investment advisory firm. As of July 31, 2008, Rainier had approximately $17.6 billion in assets under management. The following individuals are primarily responsible for the day-today management of Rainier’s allocated portion of the Large Cap Growth Fund’s portfolio:

James R. Margard, CFA
Chief Investment Officer, Director of Equity Management & Principal
Mr. Margard has over 27 years of investment management experience and has been with Rainier since 1985. Prior to joining Rainier, Mr. Margard served as a senior analyst and portfolio manager at Value Line, Inc. (New York), where he specialized in small-capitalization stocks. Mr. Margard earned an MBA in Finance from the University of New Mexico and a Master of Arts from New York University. Mr. Margard is a member of the CFA Institute.

Mark W. Broughton, CFA
Senior Equity Portfolio Manager & Principal
Mr. Broughton has over 22 years of investment management experience and has been with Rainier since 2002. Mr. Broughton began his investment career at Drexel, Burnham & Lambert where he worked in corporate finance. In 1991, Mr. Broughton joined Provident Investment Counsel, where he served as an equity analyst and associate portfolio manager. Beginning in 1996, Mr. Broughton was principal, senior portfolio manager and director of research at Badgley, Phelps and Bell. Prior to joining Rainier, Mr. Broughton was lead portfolio manager at Blackrock Financial Management. Mr. Broughton received a BS in Finance and Entrepreneurship and an MBA in Finance and International Finance and Economics from the University of Southern California. Mr.

Broughton is a member of the CFA Institute and the Seattle Society of Financial Analysts.

Mark H. Dawson, CFA
Senior Equity Portfolio Manager & Principal
Mr. Dawson has over 22 years of investment management experience and has been with Rainier since 1995. Mr. Dawson began his investment career with Brown Brothers Harriman & Co. where he managed equity and balanced portfolios for foreign clients. In 1991, Mr. Dawson joined Badgley, Phelps and Bell, where he served as a portfolio manager and director of research. Mr. Dawson received a BA in History from the University of Washington and a Master of Arts in International Relations from The Fletcher School at Tufts University. Mr. Dawson is a member of the CFA Institute.

Peter M. Musser, CFA
Senior Equity Portfolio Manager & Principal
Mr. Musser has over 29 years of investment management experience and has been with Rainier since 1994. Prior to joining Rainier, Mr. Musser was a general partner and senior vice president at Cable, Howse & Ragen. Mr. Musser received a BA in Economics from Lawrence University in Wisconsin. Mr. Musser is a member and past president of the Seattle Society of Financial Analysts, and a member of the CFA Institute and the International Foundation of Employee Benefit Plans.

Daniel M. Brewer, CFA,
Senior Equity Portfolio Manager & Principal
Mr. Brewer has over 21 years of investment management experience and has been with Rainier since 2000. Mr. Brewer began his career in 1987 as a financial analyst and securities trader for WCM Investment Management. Beginning in 1992, Mr. Brewer served as a portfolio manager and equity analyst at Wells Fargo Asset Management. Prior to joining Rainier, Mr. Brewer was a portfolio manager and equity analyst at Laird Norton Trust Co. Mr. Brewer earned a BA in Finance from California State University, Fullerton, with graduate studies at the University of Washington School of Business. Mr. Brewer is a member of the CFA Institute and the Seattle Society of Financial Analysts.

Please retain this Supplement with your Prospectus for future reference.

ASSETMARK FUNDS

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2008

The date of this Supplement is October 7, 2008

     1. Rainier Investment Management, Inc. was approved by the Board of Trustees on September 8, 2008 to serve as a sub-advisor for the AssetMark Large Cap Growth Fund, replacing TCW Investment Management Company.

     A. The section regarding TCW Investment Management Company on pages 45 through 47 of the Statement of Additional Information is deleted and replaced with the following:

Rainier Investment Management, Inc. (“Rainier”), a sub-advisor to the Large Cap Growth Fund, is an independent, employee-owned investment advisory firm. As of July 31, 2008, Rainier had approximately $17.6 billion in assets under management.

As of July 31, 2008, in addition to the Large Cap Growth Fund, portfolio managers James R. Margard, Mark W. Broughton, Mark H. Dawson, Peter M. Musser and Daniel M. Brewer were responsible for the day-to-day management of certain other accounts, as follows:

			Accounts with
	Total Accounts		Performance Fees

Other Accounts		Assets		Assets
	Number	(in millions)	Number

Registered Investment Companies	3	$ 857.6	0	$ 0

Other Pooled Investment Vehicles	1	$ 113.5	0	$ 0

Other Accounts	146	$ 7, 453	0	$ 0

Individual investment professionals at Rainier manage multiple accounts for multiple clients. These accounts may include investment companies and separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies or foundations). Conflicts of interest in connection with the Fund’s investments and the investments of other accounts managed by Rainier are minimal due to the nature of Rainier’s investment process. Rainier’s individual portfolio managers have very little discretion in structuring individual client portfolios, since all portfolios are team-managed and hold approximately the same companies and weightings. Rainier manages its portfolios on a true team basis, with all portfolio managers’ having veto authority on all portfolio buy-sell decisions.

Rainier’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Rainier has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing accounts for multiple clients. In addition, Rainier monitors a variety of areas, including compliance with discretionary account guidelines and compliance with Rainier’s code of ethics.

Rainier receives a fee based on the portion of the Large Cap Growth Fund’s assets allocated to Rainier as set forth in the Investment Sub-Advisory Agreement between Rainier and the Advisor with respect to the Large Cap Growth Fund. Rainier pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Large Cap Growth Fund.

Rainier believes that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Rainier receive a competitive base salary. Additionally, investment professionals who are shareholders and/or principals of Rainier receive a dividend based on the number of Rainier shares owned, and investment professionals who are neither shareholders nor principals receive an incentive bonus opportunity.

Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by Rainier and is designed to be competitive in light of the individual’s experience and responsibilities.

Incentive Bonus. Generally, the current incentive bonus package for Rainier’s portfolio managers of the Large Cap Growth Fund is based on upon a subjective assessment of the portfolio manager’s contribution to the team effort. Portfolio managers who are neither shareholders nor principals receive an annual bonus based on the employee’s contribution to the performance of the Large Cap Growth Fund, as well as the employee’s teamwork, constructive attitude and other contributions to Rainier’s business. The incentive bonus is not based on the size of the portfolio or assets under management. Additionally, the measurement of a portfolio manager’s contribution to the performance of a fund is not strictly a quantitative measurement of the fund’s performance compared to a benchmark. However, attribution analysis comparing performance of a fund’s portfolio holdings to a benchmark for the industry for which the portfolio manager has responsibility is normally reviewed.

As of January 31, 2008, none of the portfolio managers owned any shares of the Large Cap Growth Fund.

     B. The information relating to TCW Investment Management Company in the section entitled “Proxy Voting Guidelines” on pages 78 and 79 of the Statement of Additional Information is deleted and replaced with the following:

RAINIER INVESTMENT MANAGEMENT, INC.
SUMMARY OF PROXY VOTING POLICIES
SUB-ADVISOR TO THE ASSETMARK LARGE CAP GROWTH FUND

     These policies and procedures apply to the voting of proxies by Rainier Investment Management, Inc. (“Rainier”) for accounts in which the firm has proxy voting discretion.

Summary of Proxy Voting Guidelines

     The fundamental guideline followed by Rainier in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of Rainier to exercise its proxy voting discretion in accordance with the guidelines set forth in its Proxy Voting Guidelines (available upon request).

I. Rainier

     As an integral part of the investment process and where authorized by its clients, Rainier has responsibility for voting proxies, along with interpretation and application of its Proxy Voting Guidelines. The firm has delegated this activity to a third party, which is described in Section II. Rainier will maintain electronic copies of proxy voting information provided by any independent third parties.

II. Institutional Shareholder Services

     Rainier has delegated to an independent third party, currently, Institutional Shareholder Services (“ISS”), the responsibility to review proxy proposals and to make voting recommendations on behalf of the firm, in a manner consistent with the Proxy Voting Guidelines.

III. Application of Proxy Voting Guidelines

     It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies, investment managers (with the approval of the investment team leader) may vote proxies contrary to the recommendation of ISS if it is determined that such action is in the best interests of the clients/beneficiaries. Rainier may decide to override ISS vote recommendations based on the following information:

  Issues called out by other established proxy voting guidelines, such as the AFL- CIO Proxy Voting Guidelines.
  Issue that ISS itself considers on a case-by-case basis.

IV. Conflicts of Interest

     Rainier’s duty is to vote in the best interest of its clients and shareholders. Therefore, in situations where there is a conflict of interest between the interests of Rainier and the interests of the client, Rainier will take one of the following steps to resolve the conflict:

  Follow the recommendation of another nationally recognized third-party proxy advisory service, and document the reasons for overriding ISS and voting in accordance with the recommendation of the other third party;
  Decide independently how to vote the proxies notwithstanding Rainier’s material conflict of interest, provided Rainier carefully and fully documents its reasons for voting in the manner proposed;

  Disclose the conflict to the client or, with respect to a Fund, the Board (or its delegate) and obtain the client’s or Board’s direction to vote the proxies;
  Erect information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict;
  Abstain from voting on the proposal if Rainier determines that (a) an abstention is in the best interest of the affected clients as a whole, (b) the expected benefit to the affected clients as a whole of voting the proxy exceeds the costs of voting the proxy, (c) Rainier concludes that the value of the affected clients’ economic interest as a whole in the proposal or the value of the portfolio holding is insignificant, or (d) Rainier has not received a timely response from the client;
  Implement any other procedure that results in a decision that is demonstrably based on the client’s best interest and not the product of the conflict.

V. Proxy Voting Records; Client Disclosures

     Rainier will maintain the following records relating to proxy votes cast under these policies and procedures:

  A copy of these policies and procedures.
  A copy of each proxy statement the firm receives regarding clients’ securities.
  A record of each vote cast by the firm on behalf of a client.
  A copy of any document created by Rainier that was material to making a decision of how to vote proxies on behalf of a client or that memorialized the basis for that decision.
  A copy of each written client request for information on how Rainier voted proxies on behalf of the client, and a copy of any written response by the firm to any client request for information on how the firm voted proxies.

          Rainier will retain the foregoing records for such period of time as is required to comply with applicable laws and regulations. Rainier also will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request except as may be required by law.

Please retain this Supplement with your Statement of Additional Information for future reference.